UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 23, 2007

Deb Shops, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation or Organization)	0-12188 (Commission File Number)	23-1913593 (I.R.S. Employer Identification No.)

9401 Blue Grass Road, Philadelphia, Pennsylvania (Address of Principal Executive Offices)	19114 (Zip Code)
(215) 676-6000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
     On August 23, 2007, Deb Shops, Inc. (the “Company”) issued a press release announcing its results for its second quarter and six-month periods ended July 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1.
     The information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     Use of Non-GAAP Financial Information
     To supplement the Company’s consolidated financial statements presented in accordance with generally accepted accounting principles (“GAAP”), the Company uses the non-GAAP measure of EBITDA (defined by the Company as net income (loss) before interest, taxes, depreciation and amortization) for the second quarter and six-month periods ended July 31, 2007.
     The Company’s management reviews this non-GAAP measure internally to evaluate the Company’s performance and manage its operations. In addition, since the Company has historically provided non-GAAP results and guidance to the investment community, the Company believes that the inclusion of EBITDA provides consistent and comparable measures to help investors understand the Company’s current and future operating results. The non-GAAP measure included in the press release attached hereto as Exhibit 99.1 has been reconciled to the comparable GAAP measure as required under Securities Exchange Commission rules regarding the use of non-GAAP financial measures. The Company urges investors to carefully review the GAAP financial information included as part of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits
     The following exhibit is furnished with this Current Report on Form 8-K:
99.1	Press release, dated August 23, 2007, captioned “DEB SHOPS REPORTS SECOND QUARTER AND SIX MONTH RESULTS.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEB SHOPS, INC. (Registrant)
Date: August 23, 2007
	By:	/s/ Barry J. Susson
		Name:	Barry J. Susson
		Title:	Vice President, Chief Financial Officer and Assistant Secretary

EXHIBIT INDEX
     The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit
No.	Description
99.1*	Press release, dated August 23, 2007, captioned “DEB SHOPS REPORTS SECOND QUARTER AND SIX MONTH RESULTS”

*	Filed electronically herewith.